UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A/A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ECI TELECOM LTD.
(Exact name of registrant as specified in its charter)

Israel (State of incorporation or organization)	N/A (I.R.S. Employer Identification No.)

30 Hasivim Street, Petah Tikva, Israel (Address of principal executive offices)	49133 (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration file number to which this form relates:

33-4371

Securities to be registered pursuant to Section 12(b) of the Act:

None.

Securities to be registered pursuant to Section 12(g) of the Act:

Ordinary Shares, NIS 0.12 nominal (par) value per share
(Title of Class)

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-A/A is being filed by ECI Telecom Ltd. (the “Registrant”) pursuant to the Securities Exchange Act of 1934, as amended, to update the description of the Registrant’s Ordinary Shares. Items 1 and 2 are hereby amended as follows:

Item 1. Description of Registrant’s Securities to be Registered.

Items 7 and 10 of the Registrant’s Annual Report on Form 20-F for fiscal year ended December 31, 2005 are hereby incorporated by reference to Item 1 of this Form 8-A/A.

Item 2. Exhibits.

Exhibit Number	Description

3.1
Memorandum of Association of the Registrant (previously filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form F-1, File No. 33-4371, filed with the Commission on November 1, 1991, and incorporated herein by reference).

3.2
Articles of Association of the Registrant, as amended July 30, 2003 (previously filed as Exhibit 1.2 to the Registrant’s annual report on Form 20-F, filed with the Commission on July 8, 2004, and incorporated herein by reference).

4	Specimen of certificate for Ordinary Shares (previously filed as an exhibit to Registrant’s Registration Statement on Form F-1, File No. 2-90405, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

               ECI TELECOM LTD.

Date: June 5, 2006                                    By: /s/ Martin Ossad
                                    Name: Martin Ossad
                                    Title:   Corporate Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Memorandum of Association of the Registrant (1)
3.2	Articles of Association of the Registrant, as amended July 30, 2003 (2)
4	Specimen Ordinary Share certificate, previously filed as an exhibit to Registrant’s Registration Statement on Form F-1 Registration Statement (3)

_________________

(1)	Incorporated herein by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form F-1, File No. 33-4371, filed with the Commission on November 1, 1991.

(2)	Incorporated herein by reference to Exhibit 1.2 to the Registrant’s Annual Report on Form 20-F, filed with the Commission on July 8, 2004.

(3)	Incorporated herein by reference to an exhibit to the Registrant’s Registration Statement on Form F-1, File No. 2-90405, filed with the Commission on and incorporated herein by reference.